                                                                     Exhibit 4.1




NUMBER      [Walter S. Griffith Photo]    [Francis Gillette Photo]       SHARES



                                    PHOENIX

THE CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NEW YORK.                           CUSIP XXXXXX XX X
INCORPORATED UNDER THE                           SEE REVERSE FOR CERTAIN
LAWS OF THE STATE OF DELAWARE                    DEFINITIONS AND RESTRICTIONS

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH
                             OF THE COMMON STOCK OF

                          THE PHOENIX COMPANIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

             Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated


David W. Searfoss                                       Robert W. Fiondilla
EXECUTIVE VICE PRESIDENT AND CHIEF                      CHAIRMAN AND CHIEF
FINANCIAL OFFICER                                       EXECUTIVE OFFICER


               [THE PHOENIX COMPANIES, INC. 2000 DELAWARE LOGO]




                                            COUNTERSIGNED AND REGISTERED:
                                            EQUISERVE TRUST COMPANY, N.A.
                                            TRANSFER AGENT
                                            AND REGISTRAR




                                            AUTHORIZED SIGNATURE







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                          THE PHOENIX COMPANIES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common                     UNIF GIFT MIN ACT-..........Custodian..........
 TEN ENT - as tenants by the entireties                                 (Cust)            (Minor)
 JT TEN  - as joint tenants with right of                             under Uniform Gifts to Minors
           survivorship and not as tenants                            Act..........................
           in common                                                              (State)
                                          UNIF TRF MIN ACT-..........Custodian (until age..........)
                                                             (Cust)
                                                           .................under Uniform Transfers
                                                                 (Minor)
                                                           to Minors Act...........................
                                                                                  (State)
    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                               X________________________________________________

                               X________________________________________________
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By ________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and [EquiServe Trust
Company], dated as of [      , 2001], and as it may be amended from time to time
(the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement (as in effect on the date of mailing) without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person, or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Ownership and transfer of the shares of Common Stock represented by this certificate are subject to certain restrictions. Subject to certain limited exceptions, these restrictions prevent, without the prior approval of the Superintendent of Insurance of the State of New York, any person or persons acting in concert from directly or indirectly offering to acquire or acquiring in any manner the beneficial ownership of 5% or more of any class of voting security of the Corporation until after the fifth anniversary of the effective date of the reorganization of Phoenix Home Life Mutual Insurance Company from a mutual life insurance company to a stock life insurance company pursuant to the Plan of Reorganization adopted [December 18, 2000]. The full text and exact terms of these restrictions are specifically set forth in Article VIII of the Amended and Restated Certificate of Incorporation of the Corporation.